Fees Summary	Nov. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 598,242,000.00
Previously Paid Amount	0.00
Total Fee Amount	82,617.22
Total Offset Amount	0.00
Net Fee	$ 82,617.22
Final Prospectus	false